Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golden Health Holdings, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2007 filed with the Securities and Exchange Commission (the “Report”), we, Kam Lau, Chief Executive Officer of the Company, and Shit Yin Wong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                    /s/ Kam Lau
By: Kam Lau
Its: Chief Executive Officer and Director
                                        August 2, 2007

                                                                                                                /s/ Shit Yin Wong
                                                                                                                By: Shit Yin Wong
Its: Chief Financial Officer
                                                                                                               August 2, 2007